Q2 2025 Investor Presentation

2 Copyright © D-Wave Forward-Looking Statements Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

D-Wave at a Glance

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest quantum computers
- Accessible through production-grade cloud service and for on-premises installation
- Quantum supremacy published in *Science*

GROWING COMMERCIAL ADOPTION:

- 1st commercial quantum computing company
- 1st in-production quantum applications
- 30+ proven business use cases

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"It is imperative that Ford Otosan maintains the highest standards of production processes and efficiencies to meet customer demand. Working with D-Wave's technology, we've built and now deployed a quantum optimization application that goes beyond what we were able to achieve with a purely classical computing approach."

— *Ziya Dalkılıç, Data Scientist, Ford Otosan*

MARKET LEADER

advantage2
Quantum Annealing
Sixth-generation system
4400+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
>99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer PS On-Ramp
From application eval
to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, IPG, Deloitte., VINCI Energies, Pattison Food Group, BASF, BBVA, Davidson, accenture, ArcelorMittal, NTT docomo, JTI, FORD OTOSAN, unisys, JÜLICH Forschungszentrum, CaixaBank

THOUGHT & TECHNICAL LEADERSHIP

One of top 5 global quantum computing patent portfolios *As of 2023; (Source: QED-C)*	260+ U.S. granted patents 550+ granted & pending patents worldwide 60+% Annealing AND Gate	50+ PhDs	Over 240 scientific papers published

3
Copyright © D-Wave

D-Wave QUANTUM REALIZED.

General Availability of Advantage2 System: D-Wave's Most Advanced Quantum Computer Yet

Announced the general availability of D-Wave's Advantage2™ quantum computer, its most advanced and performant system

Advantage2 Quantum Processing Unit (QPU) is one of the largest and most complex superconducting chips ever developed, with thousands of highly connected qubits and integrated control circuitry. We believe Advantage2 QPU has the highest qubit-to-qubit connectivity and the most qubit-to-qubit couplings ever developed in a superconducting QPU

The Advantage2 system is a powerful and energy-efficient annealing quantum computer capable of solving computationally complex problems beyond the reach of classical computers

Featuring D-Wave's most advanced quantum processor to date, the Advantage2 system is commercial-grade and built to address real-world use cases in areas such as optimization, materials simulation and artificial intelligence

System features increased connectivity, reduced noise, greater coherence, and increased energy scale, all contributing to faster and higher quality solutions advantage2

4 Copyright © D-Wave

D-Wave QUANTUM REALIZED.

5 Copyright © D-Wave New Strategic Development Initiative for Advanced Cryogenic Packaging Announced new strategic development effort focused on advanced cryogenic packaging Designed to advance and scale both gate model and annealing quantum processor development, the initiative builds on D-Wave’s technology leadership in cryogenic packaging and will expand its multichip packaging capabilities, equipment, and processes By bolstering D-Wave’s manufacturing efforts with state-of-the-art technology, the company aims to accelerate its development efforts in support of its aggressive product roadmap on the path to a 100,000 qubit Advantage3 system As part of this initiative, D-Wave is leveraging deep expertise and processes at the NASA Jet Propulsion Laboratory ( JPL). Harnessing JPL’s superconducting bump-bond process, D-Wave has demonstrated end-to-end superconducting interconnect between chips, work that D-Wave expects will serve as important foundation for scaling D-Wave’s annealing architectures and fluxonium-based gate-model architectures Advantage2 QPU Mounted in D-Wave's Proprietary Cryogenic Packaging

6 Copyright © D-Wave Introducing New Quantum and AI/ML Developer Tools Released a collection of offerings to help developers explore and advance quantum artificial intelligence (AI) and machine learning innovation, including an open- source quantum AI toolkit and a demo Quantum AI toolkit enables developers to seamlessly integrate quantum computers into modern ML architectures Demo illustrates how developers can leverage this toolkit to explore using D-Wave quantum processors to generate simple images, reflecting a pivotal step in the development of quantum AI capabilities These tools are making it easier for customers like Japan Tobacco and Triumf to build hybrid quantum- classical machine learnings applications

7 Copyright © D-Wave D-Wave, Yonsei University and Incheon Metropolitan City Announce Strategic Relationship Strategic relationship with Yonsei University and Incheon Metropolitan City to accelerate the exploration, adoption and usage of quantum computing in South Korea Under terms of the memorandum of understanding (MOU), the three organizations intend to work together to advance mutual research and talent development for quantum computing, provide access to D-Wave’s quantum computing systems and services, and collaborate on development of use cases in biotechnology, materials science and other areas. In addition, the MOU facilitates organizations’ efforts towards the acquisition of a D-Wave Advantage2 system at the Yonsei University International Campus in Songdo, Yeonsu-gu, Incheon

8 Copyright © D-Wave Exciting Customer Engagements for Both Commercial and Research Applications • E.ON – a European multinational electric utility company • GE Vernova – a global energy company • National Quantum Computing Centre (NQCC) – UK’s national lab for quantum computing • Nikon Corporation – a multinational corporation specializing in optics and precision technologies • NTT Data Corp. – a multinational IT services and consulting company • NTT DOCOMO – Japan’s leading mobile operator • Sharp Corporation – a multinational electronics company • The University of Oxford – world-leading center of learning, teaching and research New and renewing customer engagements include:

9 Copyright © D-Wave D-Wave Announces Successful Completion of $400 Million At-the-Market Equity Offering Completed a successful $400 million At-the-Market equity offering, contributing to D-Wave’s consolidated cash balance of approximately $819 million as of June 30, 2025, a record quarter-end balance for the Company Company intends to use the proceeds from this financing primarily for strategic acquisitions and general corporate purposes including providing additional working capital and funding capital expenditures

Q2 & 1H FY 2025 Financial Update


Q2 Revenue
MILLIONS
$4
$-
42%
$2.2M
$3.1M
Q2 2024
Q2 2025


Q2 Gross Profit
MILLIONS
$3
$-
42%
$1.4M
$2.0M
Q2 2024
Q2 2025


1H Revenue
MILLIONS
$20
$10
$-
289%
$4.6M
$18.1M
1H 2024
1H 2025


1H Gross Profit
MILLIONS
$20
$10
$-
420%
$3.0M
$15.9M
1H 2024
1H 2025

The financial information set forth above is unaudited


1H Gross Margin
100%
0%
22%
65.6%
87.6%
1H 2024
1H 2025


Cash Position
MILLIONS
$1,000
$800
$600
$400
$200
$-
1905%
$40.9M
$819.3M
Q2 2024
Q2 2025

Stockholders' Equity as of the end of Q2 was $694.3M

10 Copyright © D-Wave